UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): May 17, 2007
Commission file number 1-11625
Pentair, Inc.

(Exact name of Registrant as specified in its charter)

Minnesota	41-0907434

(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification number)

5500 Wayzata Blvd, Suite 800, Golden Valley, Minnesota	55416

(Address of principal executive offices)	(Zip code)
Registrant’s telephone number, including area code: (763) 545-1730
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant
ITEM 9.01 Financial Statements and Exhibits
SIGNATURE
Form of the Note Purchase Agreement

ITEM 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant
On May 17, 2007, Pentair, Inc. (“Pentair”) entered into a Note Purchase Agreement with various institutional investors (the “Agreement”) for the sale of $300 million aggregate principal amount of its 5.87% Senior Notes, Series D (“Fixed Notes”) and $105 million aggregate principal amount of its Floating Rate Senior Notes, Series E (“Floating Notes” and with the Fixed Notes, the “Notes”). The Fixed Notes are due on May 17, 2017. The Floating Notes are due on May 17, 2012 and bear interest equal to LIBOR plus 0.50%. The Agreement contains customary events of default. In certain cases, if an event of default under the Agreement occurs and is continuing, then the Notes may become immediately due and payable.
Pentair used $250 million of the proceeds from the sale of the Notes to retire the $250 million 364-day Term Loan Agreement that Pentair entered into on April 9, 2007, which Pentair used in part to pay the cash purchase price of its Porous Media acquisition which closed on April 30, 2007. Pentair intends to use the balance of the proceeds from the sale of the Notes for other corporate purposes.
A copy of the form of the Agreement is attached hereto as Exhibit 4.1 and incorporated by reference herein.
ITEM 9.01 Financial Statements and Exhibits
(a)	Financial Statements of Businesses Acquired Not applicable.

(b)	Pro Forma Financial Information Not applicable.

(c)	Shell Company Transactions Not applicable

(d)	Exhibits

The following exhibits are provided as part of the information filed under Item 2.03 of this Current Report on Form 8-K:

Exhibit	Description
4.1	Form of the Note Purchase Agreement, dated May 17, 2007, by and among Pentair, Inc. and various institutional investors, for the sale of $300 million aggregate principal amount of Pentair’s 5.87% Senior Notes, Series D, due May 17, 2017, and $105 million aggregate principal amount of Pentair’s Floating Rate Senior Notes, Series E, due May 17, 2012.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, on May 22, 2007.

PENTAIR, INC.
Registrant

By /s/ John L. Stauch

John L. Stauch
Executive Vice President and Chief Financial Officer
(Chief Accounting Officer)

PENTAIR, INC.
Exhibit Index to Current Report on Form 8-K
Dated May 17, 2007

Exhibit
Number	Description
4.1	Form of the Note Purchase Agreement, dated May 17, 2007, by and among Pentair, Inc. and various institutional investors, for the sale of $300 million aggregate principal amount of Pentair’s 5.87% Senior Notes, Series D, due May 17, 2017, and $105 million aggregate principal amount of Pentair’s Floating Rate Senior Notes, Series E, due May 17, 2012.